UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 18, 2006
QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-19528	95-3685934

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (858) 587-1121
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 18, 2006, the Company’s Board of Directors adopted Amended and Restated Bylaws (the “Restated Bylaws”) of the Company to supersede and replace the existing Bylaws. The Restated Bylaws include, among other things, revisions that: (i) update the descriptions, manner of appointment and related corporate indemnification obligations for various categories of officers; (ii) permit the Chief Executive Officer to call a special meeting of stockholders; and (iii) require a director to submit a resignation in the event that the Board of Directors requests the resignation of such director under the majority vote policy of the Corporate Governance Principles and Practices. This description of the Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws filed herewith as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description

99.1	Amended and Restated Bylaws

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated
(Registrant)

Date                     September 22, 2006

By:	/s/ William E. Keitel
William E. Keitel
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Amended and Restated Bylaws